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                                                                  EXHIBIT 10.1.2
To:  MDT CORPORATION


          I am a director of MDT Corporation and the holder of options to purchase shares of MDT Corporation common stock, subject to the terms of the MDT Corporation Amended and Restated 1987 Stock Option Plan (the "Plan").

          I acknowledge that, notwithstanding any other provisions to the contrary of the Plan or in the related option agreements, upon the successful consummation of the tender offer made pursuant to that certain Agreement and Plan of Merger by and among MDT Corporation, Getinge Industrier A.B. and Getinge Acquisition, Inc., all of my options shall be terminated. However, if the tender offer is not successfully consummated, any unexercised options shall be governed by their original terms.



                                       /s/ J. Miles Branagan
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                                       Director's Signature


                                       J. Miles Branagan
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                                       Print Name


                                       May 10, 1996
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                                       Date